                                                                    EXHIBIT 99.1


                              LETTER OF TRANSMITTAL

                      INTERMEDIA CAPITAL PARTNERS IV, L.P.
                      INTERMEDIA PARTNERS IV, CAPITAL CORP.

                           11 1/4% Senior Notes Due 2006
                                 in Exchange for
                   11 1/4% Senior Subordinated Notes Due 2006,
                        Which Have Been Registered Under
                     the Securities Act of 1933, as Amended,
              Pursuant to the Exchange Offer, dated             , 1996

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THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON
                , 1996, UNLESS EXTENDED (THE "EXPIRATION DATE").  TENDERS
MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
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                      The Bank of New York, Exchange Agent

                                    By Mail:
                             Reorganization Section
                              The Bank of New York
                             101 Barclay Street - 7E
                            New York, New York 10286
                            Attention: Enrique Lopez

                          By Hand or Overnight Courier:
                              The Bank of New York
                         101 Barclay Street-Lobby Level
                         Corporate Trust Services Window
                            New York, New York 10286
                            Attention: Enrique Lopez

                                  By Facsimile:
                                 (212) 571-3080
                            Attention: Enrique Lopez

                              Confirm by Telephone:
                                 (212) 815-7242

         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

         The undersigned acknowledges that he or she has received and reviewed
the Prospectus, dated       , 1996 (the "Prospectus"), of InterMedia Capital
Partners IV, L.P., a California limited partnership ("ICP-IV") and InterMedia Partners IV, Capital Corp., a Delaware corporation ("IPCC," and together with ICP-IV, the "Issuers"), and this Letter of Transmittal (the "Letter"), which together constitute the Issuer's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $292,000,000 of the Issuers' 11 1/4% Senior Notes Due 2006, which have been registered under the Securities Act of 1933, as amended (the "New Notes"), for a like principal amount of the issued and outstanding 11 1/4% Senior Notes Due 2006 (the "Old Notes") of the Issuers from the registered holders (the "Holders") thereof.

         For each Old Note accepted for exchange, the Holder of such Old Note will receive a New Note having a principal amount equal to that of the surrendered Old Note. Accordingly, registered holders of New Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid or, if no interest has been paid, from July 30, 1996. Old Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders whose Old Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Old Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

         This Letter is to be completed by a Holder of Old Notes either if certificates are to be forwarded herewith or if a tender of certificates for Old Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer -- Book-Entry Transfer" section of the Prospectus. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

         The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuers, the aggregate principal amount of Old Notes indicated below. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of the Issuers all right, title and interest in and to such Old Notes as are being tendered hereby.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Issuers will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Issuers. The undersigned hereby further represents that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the Holder of such Old Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes and that neither the Holder of such Old Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of the Issuers.

         The undersigned also acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the New Notes issued pursuant to the Exchange Offer in exchange for the Old Notes may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder which is an "affiliate" of the Issuers within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such Holders' business and such Holders have no arrangement with any person to participate in a distribution of such Notes. However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Notes and has no arrangement or understanding to participate in a distribution of New Notes. If any Holder is an affiliate of the Issuers, is engaged in or intends to engage in, or has any arrangement or understanding with any person to participate in, a distribution of the New Notes to be acquired pursuant to the Exchange Offer, such Holder (i) could not rely on the applicable interpretations of the staff of the SEC and
(ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive New Notes for its own account pursuant to the Exchange Offer, it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Notes and will indemnify, defend and hold harmless ICP-IV and IPCC for the undersigned's failure to do so; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuers to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer -- Terms of the Exchange Offer" section of the Prospectus.

         Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please issue the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not changed) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes."

         THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" BELOW AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX BELOW.

         List below the Old Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate signed schedule affixed hereto.



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              DESCRIPTION OF OLD NOTES                         1                       2                          3
- -------------------------------------------------------------------------------------------------------------------------------
   Name(s) and Address(es) of Registered Holder(s)        Certificate        Aggregate Principal          Principal Amount
             (Please fill in, if blank)                   Number(s)*        Amount of Old Note(s)            Tendered**
- -------------------------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------------------------
                                      Total
- -------------------------------------------------------------------------------------------------------------------------------

  * Need not be completed if Old Notes are being tendered by book-entry transfer.

** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the Old Notes indicated in column 2. See Instruction 2. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.

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/ / CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution

         Account Number ________________ Transaction Code Number________________

/ / CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

         Name(s) of Registered Holder(s)________________________________________

         Window Ticket Number (if any)__________________________________________

         Date of Execution of Notice of Guaranteed Delivery_____________________

         Name of Institution Which Guaranteed Delivery__________________________

         If Delivered by Book-Entry Transfer, Complete the Following:

         Account Number ________________ Transaction Code Number________________

/ / CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

         Name___________________________________________________________________

         Address________________________________________________________________

- --------------------------------------------------------------------------------

                          SPECIAL ISSUANCE INSTRUCTIONS
                           (See Instructions 3 and 4)


         To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this Letter below, or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue:   New Notes and/or Old Notes to:

Name(s)_________________________________________________________________________
                             (Please Type or Print)

________________________________________________________________________________
                             (Please Type or Print)

Address ________________________________________________________________________

________________________________________________________________________________
                                                                      (Zip Code)

                         (Complete Substitute Form W-9)

/ / Credit unexchanged Old Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

________________________________________________________________________________
                         (Book-Entry Transfer Facility)


- --------------------------------------------------------------------------------




- --------------------------------------------------------------------------------

                          SPECIAL DELIVERY INSTRUCTIONS
                           (See Instructions 3 and 4)


     To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter below or to such person or persons at an address other than shown in the box entitled "Description of Old Notes" on this Letter above.

Mail:   New Notes and/or Old Notes to:

 Name(s)________________________________________________________________________
                             (Please Type or Print)

________________________________________________________________________________
                             (Please Type or Print)

 Address________________________________________________________________________

________________________________________________________________________________
                                                                      (Zip Code)

- --------------------------------------------------------------------------------


         IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
           (Complete Accompanying Substitute Form W-9 on reverse side)


Dated:___________________________________________________________, 1996

X __________________________________  ___________________________, 1996

X __________________________________  ___________________________, 1996
       Signature(s) of Owner                       Date

      Area Code and Telephone Number:__________________________________

         If a holder is tendering any Old Notes, this letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):_______________________________________________________________________


________________________________________________________________________________
                             (Please Type or Print)


Capacity:______________________________________________________________________


Address:_______________________________________________________________________

________________________________________________________________________________
                              (Including Zip Code)

                        SIGNATURE GUARANTEE (If required
                               by Instruction 3)

Signature(s) Guaranteed by an Eligible Institution:____________________________
                                                       (Authorized Signature)

________________________________________________________________________________
                                     (Title)

________________________________________________________________________________
                                 (Name and Firm)

Dated: ____________________________________________________________, 1996

                                  INSTRUCTIONS

       Forming Part of the Terms and Conditions of the Exchange Offer for
                      the 11 1/4% Senior Notes Due 2006 of
                      InterMedia Partners IV, Capital Corp.
                                       and
                      InterMedia Capital Partners IV, L.P.
          for the 11 1/4% Senior Notes Due 2006 of InterMedia Partners
                                IV, Capital Corp.
                                       and
                      InterMedia Capital Partners IV, L.P.
     Which Have Been Registered Under the Securities Act of 1933, as Amended

1. Delivery of this Letter and Notes; Guaranteed Delivery Procedures.

         This Letter is to be completed by holders of Old Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer -- Book-Entry Transfer" section of the Prospectus. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

         Holders whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer
- -- Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution, (ii) on or prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Issuers (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Notes and the amount of Old Notes tendered stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Old Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, are deposited by the Eligible Institution within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

         The method of delivery of this Letter, the Old Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Notes are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, and made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

         See "The Exchange Offer" section of the Prospectus.

2. Partial Tenders (not applicable to noteholders who tender by book-entry transfer).

         If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the box above entitled "Description of Old Notes -- Principal Amount Tendered." A reissued certificate representing the balance of nontendered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box of this Letter, promptly after the Expiration Date. All of the Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3. Signatures on this Letter, Bond Powers and Endorsements, Guarantee of Signatures.

         If this Letter is signed by the registered holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

         If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

         If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this letter as there are different registrations of certificates.

         When this Letter is signed by the registered holder or holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

         If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

         If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuers, proper evidence satisfactory to the Issuers of their authority to so act must be submitted.

         Endorsements on certificates for Old Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each, an "Eligible Institution").

         Signatures on this letter need not be guaranteed by an Eligible Institution, provided the Old Notes are tendered: (i) by a registered holder of Old Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Old Notes) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter, or (ii) for the account of an Eligible Institution.

4. Special Issuance and Delivery Instructions.

         Tendering holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Noteholders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such noteholder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name and address of the person signing this Letter.

5. Tax Identification Number

         Federal income tax law generally requires that a tendering holder whose Old Notes are accepted for exchange must provide the Issuers (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which in the case of a tendering holder who is an individual, is his or her social security number. If the Issuers are not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering holder of New Notes may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

      Exempt holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

         To prevent backup withholding, each tendering holder of Old Notes must provide its correct TIN by completing the "Substitute Form W-9" set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, or (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Old Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Issuers a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Old Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note:
Checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide a TIN to the Issuers within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Issuers.

6. Transfer Taxes.

         The Issuers will pay all transfer taxes, if any, applicable to the transfer of Old Notes to them or their order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Issuers or their order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed to such tendering holder.

         Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Old Notes specified in this Letter.

7. Waiver of Conditions.

         The Issuers reserve the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8. No Conditional Tenders.

         No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

         Although the Issuers intend to notify holders of defects or irregularities with respect to tenders of Old Notes, neither the Issuers, the Exchange Agent nor any other person shall incur any liability for failure to give any such notice.

9. Mutilated, Lost, Stolen or Destroyed Old Notes.

         Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10. Withdrawal of Tenders.

         Tenders of Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

         For a withdrawal of a tender of Old Notes to be effective, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Old Notes to be withdrawn (the "Depositor"),
(ii) identify the Old Notes to be withdrawn (including the certificate number or numbers and principal amount of such Old Notes), (iii) be signed by the holder in the same manner as the original signature on this Letter (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the trustee under the Indenture register the transfer of such Old Notes into the name of the person withdrawing the tender and (iv) specify the name in which any such Old Notes are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Issuers, whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Old Notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following the procedures described above at any time on or prior to 5:00 p.m., New York City time, on the Expiration Date.

11. Requests for Assistance or Additional Copies.

         Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter and other related documents may be directed to Edon V. Hartley, Chief Financial Officer of InterMedia Partners IV, Capital Corp., at 235 Montgomery Street, Suite 420, San Francisco, CA 94104 (facsimile (415) 397-3978).

                    TO BE COMPLETED BY ALL TENDERING HOLDERS

                               (See Instruction 5)

                       PAYOR'S NAME: ____________________


==========================================================================================================================
|  SUBSTITUTE                            | PART I -- PLEASE PROVIDE              |                                        |
|                                        | YOUR TIN IN THE BOX AT                |     TIN: _____________________________ |
|  FORM W-9                              | RIGHT AND CERTIFY BY                  |           Social Security Number or    |
|                                        | SIGNING AND DATING BELOW              |        Employer Identification Number  |
|                                        |                                       |                                        |
|                                        |                                       |                                        |
|  Department of the Treasury            |--------------------------------------------------------------------------------|
|  Internal Revenue Service              | PART II -- TIN Applied for |_|                                                 |
|                                        |                                                                                |
|                                        |--------------------------------------------------------------------------------|
|                                        | CERTIFICATION -- UNDER PENALTIES OF PERJURY, I CERTIFY                         |
|  Payor's Request for Taxpayer          | THAT:                                                                          |
|  Identification Number ("TIN")         |                                                                                |
|  and Certification                     | (1)      The number shown on this form is my correct Taxpayer                  |
|                                        |          Identification Number (or I am waiting for a number to be issued      |
|                                        |          to me);                                                               |
|                                        |                                                                                |
|                                        | (2)      I am not subject to backup withholding either because: (a)            |
|                                        |          I am exempt from backup withholding, or (b) I have not                |
|                                        |          been notified by the Internal Revenue Service (the "IRS") that        |
|                                        |          I am subject to backup withholding as a result of failure to          |
|                                        |          report all interest or dividends, or (c) the IRS has notified         |
|                                        |          me that I am no longer subject to backup withholding; and             |
|                                        |                                                                                |
|                                        | (3)      any other information provided on this form is true and correct.      |
|                                        |                                                                                |
|                                        | Signature:__________________________________  Date: ____________________       |
|                                        |                                                                                |
|                                        |                                                                                |
- --------------------------------------------------------------------------------------------------------------------------|
| You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to     |
| backup withholding because of under reporting of interest or dividends on your tax return and you have not been         |
| notified by the IRS that you are no longer subject to backup withholding.                                               |
===========================================================================================================================


       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                        IN PART 2 OF SUBSTITUTE FORM W-9

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             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.


- --------------------------------------   --------------------------------------
          Signature                                       Date

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